UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2005

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

n/a
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreement With Senior Vice President

On October 21, 2005, the Board of Directors of La Quinta Corporation ("LQ Corporation") approved, and then LQ Corporation entered into, an Employment Agreement with Mr. Noel E. Ferguson, dated as of October 21, 2005 (the "Agreement"). Mr. Ferguson was previously serving as Vice President, Human Resources of LQ Corporation.

Pursuant to the Agreement, Mr. Ferguson has agreed to serve as an executive officer of LQ Corporation for a three-year term. The Agreement will automatically renew for successive one-year terms unless six months' notice of non renewal is given by either party. However, in the event of a change in control (as defined in the Agreement), the term of the Agreement will expire at the later of (i) the end of the remaining term then in effect or (ii) two years from the date of such change in control.

The Agreement establishes the basis for Mr. Ferguson’s compensation, including (i) a current annual base salary of $250,000, (ii) a grant of options to purchase 20,000 La Quinta paired shares (as defined below), vesting 25% on each anniversary of the grant date for four years; (iii) a grant of 20,000 restricted paired shares, vesting on the fourth anniversary of the grant date; and (iv) an annual bonus, to be determined by the Compensation Committee of the Board of Directors (the "Compensation Committee"), of 50% of his base salary for satisfaction of annual goals, which may be increased to an amount up to 100% of his base compensation if he significantly exceeds annual goals. He is also eligible to receive additional long-term incentives such as performance awards of paired shares and options to purchase paired shares in accordance with LQ Corporation’s benefit plans and as determined by the Compensation Committee. La Quinta paired shares means the shares of common stock of LQ Corporation, par value $0.01 per share, that are attached and trade as a single unit with the shares of Class B common stock, par value $0.01 per share, of La Quinta Properties, Inc.

During the term of the Agreement and until the first anniversary date of the termination of his employment, Mr. Ferguson may not, directly or indirectly, (i) solicit or induce, or in any manner attempt to solicit or induce any person employed by, or as agent of, LQ Corporation to terminate such person's employment or agency, as the case may be, with LQ Corporation or (ii) divert, or attempt to divert, any person, concern or entity from doing business with LQ Corporation. However, if Mr. Ferguson’s employment with LQ Corporation terminates under certain specified circumstances, his obligations under the noncompetition provisions do not apply.

If Mr. Ferguson is terminated without cause (as defined in the Agreement) or if he terminates his employment for good reason (as defined in the Agreement), and a change in control has not occurred, LQ Corporation will pay the executive a lump sum equal to one times the sum of his then current base salary and then current base target bonus, plus an amount equal to his target bonus for the year of termination, pro-rated to the date of termination. LQ Corporation also will provide him with medical and certain other insurance benefits for up to one year.

If a change in control occurs and Mr. Ferguson’s employment is terminated within two years of such change in control as a result of an executive termination event (as defined in the Agreement), then LQ Corporation will pay him an amount equal to two times the greater of (i) the average of his annual base salary for the three fiscal years preceding the change in control or (ii) his then current base salary, plus two times the greater of (A) the average of his cash bonuses paid with respect to the last two fiscal years preceding the change in control or (B) his base target bonus. In addition, the executive's outstanding performance shares (as defined in the Agreement) and stock options will immediately vest and LQ Corporation will provide him with medical and certain other insurance benefits for up to two years. LQ Corporation will also pay Mr. Ferguson his full base salary through the termination date, as well as an amount equal to the pro rata amount of his base target bonus, provide outplacement assistance and cash out any cash-based long-term incentives on a pro rata basis, based on the greater of actual goal achievement or target.

The Agreement also provides for (i) a tax gross-up in the event specified taxes are incurred by Mr. Ferguson with respect to any payments or benefits provided under the Agreement in the event of a change in control, (ii) indemnification to the fullest extent permitted by law for any costs, charges and expenses incurred by Mr. Ferguson in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been an officer or employee of LQ Corporation or any of its affiliates and (iii) participation by Mr. Ferguson in LQ Corporation’s employee benefit plans, including an automobile allowance.

The above summary description of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 and by this reference made a part hereof.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Employment Agreement dated as of October 21, 2005 between LQ Corporation and Noel E. Ferguson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

October 26, 2005	By:	/s/ Steven A. Schumm

Name: Steven A. Schumm
Title: Executive Vice President and Chief Financial Officer

La Quinta Properties, Inc.

October 26, 2005	By:	/s/ Steven A. Schumm

Name: Steven A. Schumm
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated as of October 21, 2005 between LQ Corporation and Noel E. Ferguson